Prospectus Supplement
John Hancock Variable Insurance Trust (the Trust)
American International Trust (the fund)
Supplement dated December 11, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
The following information supplements and supersedes any information to the contrary relating to the funds contained in the Summary Prospectus.
At its meeting held on December 9-11, 2025, the Board of Trustees (the Board) of the Trust, of which American International Trust (the Acquired Fund) is a series, voted to recommend that the shareholders of the Acquired Fund approve a reorganization of the Acquired Fund into Disciplined Value International Trust (the Acquiring Fund, and together with the Acquired Fund, the funds), also a series of the Trust, as described below (the Reorganization). The Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund. Shareholders of record as of February 6, 2026, will be entitled to vote on the Reorganization.
Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about April 7, 2025, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. The Acquiring Fund would assume all liabilities of the Acquired Fund. The corresponding shares of the Acquiring Fund would then be distributed to shareholders of the Acquired Fund, and the Acquired Fund would be terminated. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of business on or about April 24, 2026 (the Closing Date). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is expected to be available on or about February 25, 2026.
The Acquired Fund will remain open to purchases and redemptions from existing shareholders until the Closing Date. The Acquired Fund will not accept orders from new investors to purchase shares of the Acquired Fund, effective as of the close of business on April 6, 2026. However, discretionary fee-based advisory programs, certain retirement accounts and/or model portfolios that include the Acquired Fund as an investment option as of the close of business April 6, 2026, may continue to make the Acquired Fund shares available to new and existing accounts.
Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Acquired Fund.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding American International Trust or Disciplined Value International Trust, or to receive a free copy of the proxy statement and prospectus, when available, relating to the proposed shareholder vote, please call the appropriate phone number listed below. The proxy statement and prospectus contain important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the proposal to be presented for shareholder approval at the shareholder meeting. The proxy statement and prospectus will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement and prospectus carefully before voting or when considering whether to vote for the proposal.
For John Hancock Life Insurance Company (U.S.A.) variable annuity contracts: (800) 344-1029
For John Hancock Life Insurance Company (U.S.A.) variable life contracts: (800) 732-5543
For John Hancock Life Insurance Company of New York variable annuity contracts: (800) 551-2078
For John Hancock Life Insurance Company of New York variable life contracts: (800) 732-5543

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.